FIRST MODIFICATION AGREEMENT

         THIS FIRST MODIFICATION AGREEMENT ("Agreement") is entered into as of April 11, 1997, among CONTINENTAL HOMES HOLDING CORP., a Delaware corporation ("Borrower"), the Banks listed on the signature pages of this Agreement, and BANK ONE, ARIZONA, NA, a national banking association, as Agent. The parties hereto agree as follows:

RECITALS:
---------

         A. Agent, Banks and Borrower entered into a Credit Agreement dated as of June 27, 1996 (the "Credit Agreement") pursuant to which the banks named therein (the "Original Banks"), among other things, established a credit facility ("Credit Facility") for Borrower, which is evidenced by the Notes. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to such terms in the Credit Agreement.

         B. Borrower has requested that Original Banks increase the amount of the Credit Facility and add an additional bank as a party to the Credit Agreement. Original Banks have agreed to so modify the Credit Facility and to amend the Credit Agreement and other Loan Documents on the terms and subject to the conditions set forth in this Agreement.

AGREEMENTS:
-----------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Banks (as hereinafter defined) and Agent agree as follows:

SECTION 1. ACCURACY OF RECITALS.
           ---------------------

         The parties acknowledge the accuracy of the Recitals.

SECTION 2. MODIFICATION OF CREDIT AGREEMENT.
           ---------------------------------

         Effective as of the Effective Date (as hereafter defined), the Credit Agreement shall be modified as follows:

         2.1. The definition of "Aggregate Commitment", as set forth in Article I of the Credit Agreement, is modified in its entirety to read as follows:

                  "Aggregate Commitment" means the aggregate of the Commitments of all Banks, as reduced from time to time pursuant to the terms hereof. As of April 11, 1997, the Aggregate Commitment is $140,000,000.00.

         2.2. The word "monthly" is hereby  inserted into the second sentence of
Section 2.15 of the Credit Agreement, immediately after the word "payable."

         2.3. The proviso in the third sentence of Section 2.22(f) of the Credit Agreement is hereby modified in its entirety to read as follows:

         provided, however, that the Conversion Period shall be a Modified Secured Conversion Period if a Significant Event has occurred.

         2.4. Section 9.3 of the Credit Agreement is hereby modified in its entirety to read as follows:

                     9.3 Spec and Model Unit Inventory. Borrower will not at any time permit the aggregate number of all Spec Units and Model Units owned by Guarantors to exceed the greater of (i) fifty percent (50%) of the number of Housing Unit Closings during the preceding twelve (12) months, or (ii) one hundred ten percent (110%) of the number of Housing Unit Closings during the preceding six (6) months. Borrower will not at any time permit any Guarantor to own any Spec Units except those Spec Units where the certificate of occupancy was issued during the preceding six (6) months. A failure to satisfy the requirements of this Section 9.3 shall not constitute an Event of Default or an Unmatured Event of Default, but the Housing Unit Costs of any Spec Units and Model Units owned by Guarantors in excess of the foregoing requirements shall not be included in the Borrowing Base.

         2.5. The following sentence is hereby added to the end of Section 9.4 of the Credit Agreement:

         A failure to satisfy the requirements of this Section 9.4 shall not constitute an Event of Default or an Unmatured Event of Default, but the book value of Finished Lots and the book value of Land Under Development owned by Guarantors in excess of the foregoing requirements shall not be included in the Borrowing Base.

         2.6. The reference to "Section 2.22(c)", as it appears in Section 10.16(b) of the Credit Agreement, is hereby amended to be Section 2.22(d).

         2.7. The last sentence of Section 11.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Any Person released from its obligations as a Guarantor under the Indenture shall be released from its obligations under the Guaranty so long as
(i) no Event of Default has occurred and is continuing, (ii) the value of such Person's assets, as determined in accordance with GAAP, is less than $1,000,000.00, and (iii) Borrower pays all amounts due under Section 2.2 of this Agreement.

         2.8. The last sentence of Section 13.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Upon the effectiveness of the resignation or removal of Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article XIII shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the Loan Documents.

         2.9. Subparagraph 15.1(i) of the Credit Agreement is hereby modified in its entirety to read as follows: "(i) Borrower shall not have the right to assign its rights or obligations under the Loan Documents (except as otherwise permitted under Section 8.3), and."

         2.10. The reference to "public  information",  as it appears in Section
15.4 of the Credit Agreement, is hereby amended to be "non-public information."

         2.11. All of the references to twenty-four (24) months that appear in Schedule "2.21" of the Credit Agreement are hereby amended to be twelve (12) months.

         2.12. As of the Effective Date, Guaranty Federal Bank, FSB shall be deemed to be a Bank under the Credit Agreement, and the definition of "Banks" in the Credit Agreement is hereby amended to include Guaranty Federal Bank, FSB and its successors and assigns. The Commitment of Guaranty Federal Bank, FSB, shall be $30,000,000.00. The Commitments of the remaining Banks shall remain as set forth in the Credit Agreement. Guaranty Federal Bank, FSB (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by it and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank,
(v) agrees that its payment instructions and notice instructions are as set forth on Schedule 1 hereto; and (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase of its interest in Advances and Facility Letters of Credit are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan documents will not be "plan assets" under ERISA.

SECTION 3. OTHER MODIFICATIONS; RATIFICATION OF LOAN DOCUMENTS.
           ----------------------------------------------------

         3.1. As of the Effective Date, each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

         3.2. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.
           ----------------------------------------

         Borrower represents and warrants to Banks and Agent:

         4.1. As of April 10, 1997, the outstanding principal balance of the Notes is $0; interest has been paid through the due date.

         4.2. No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.3. There has been no material adverse change in the financial condition of Borrower or any Guarantor or any other person whose financial statement has been delivered to Agent in connection with the Credit Facility from the most recent financial statement received by Agent.

         4.4. Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.5. Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Credit Facility or the Loan Documents as modified herein.

         4.6. The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.7. Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5. BORROWER COVENANTS.
           -------------------

         Borrower covenants with Agent and Banks:

         5.1. Borrower shall execute, deliver, and provide to Agent such additional agreements, documents, and instruments as reasonably required by Agent to effectuate the intent of this Agreement.

         5.2. Borrower fully, finally, and absolutely and forever releases and discharges Agent and Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity that Borrower has or in the future may have, (i) in respect of the Credit Facility, the Loan Documents, or the actions or omissions of Agent or any Bank in respect of the Credit Facility or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement, and which are known to Borrower.

SECTION 6. CONDITIONS PRECEDENT.
           ---------------------

         The agreements of Banks and Agent and the modifications contained herein shall not be binding upon Banks and Agent until Borrower has executed and delivered this Agreement and Agent has received, at Borrower's expense, all of the following on or before April 11, 1997 (the "Effective Date"), and each of which shall be in form and content satisfactory to Agent and Banks and shall be subject to approval by Agent and Banks:

         6.1. An original of this Agreement fully executed by Borrower and Guarantors;

         6.2. A Promissory Note payable to the order of Guaranty Federal Bank, FSB in the amount of $30,000,000.00, in the form attached hereto as Exhibit A, fully executed by Borrower, which shall be deemed to be a Note for all purposes under the Credit Agreement;

         6.3. A commitment fee, for the benefit of Guaranty Federal Bank, FSB for the increase in the Aggregate Commitment to $140,000,000.00, in the amount of $82,500.00;

         6.4. The fees payable to Agent as set forth in the letter agreement of even date herewith between Agent and Borrower;

         6.5. Such resolutions or authorizations and such other documents as Agent may require relating to the existence and good standing of Borrower and each Guarantor, and the authority of any person executing this Agreement or other documents on behalf of Borrower and each Guarantor;

         6.6. A written opinion of Timothy C. Westfall, counsel to Borrower and Guarantors, addressed to Agent and Banks in substantially the form of Exhibit B hereto; and

         6.7. Payment of all external costs and expenses incurred by Agent in connection with this Agreement (including, without limitation, inside and outside attorneys and processing costs, expenses, and fees).

SECTION 7. ADJUSTMENT OF PRO RATA SHARES.
           ------------------------------

         7.1. Pursuant to the provisions of the Credit Agreement, Advances made by the Banks (excluding Swing Line Advances) consist of Loans made by the several Banks ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment. As a result of the increase in the Aggregate Commitment and the addition of Guaranty Federal Bank, FSB as a Bank, such ratio has been changed. As of the Effective Date, each Bank except Guaranty Federal Bank, FSB (an "Assignor Bank") hereby sells and assigns to Guaranty Federal Bank, FSB ("Assignee Bank"), and Assignee Bank hereby purchases and assumes, without recourse, from each Assignor Bank, all of Assignor Bank's rights and obligations in respect of the portion of all Advances owing to the Assignor Bank and all Facility Letters of Credit that are outstanding on the Effective Date, to the extent required in order to appropriately adjust the proportionate shares of the Advances and the Facility Letters of Credit. In connection with the foregoing assignment, on or before 11:00 a.m., Phoenix time, on the Effective Date, Assignee Bank shall wire transfer to Agent the amount necessary to make the foregoing adjustment, and Agent shall wire transfer the respective portion of such amount to each Assignor Bank on the Effective Date.

SECTION 8. GENERAL.
           --------

         8.1. The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Banks and Agent in respect of the Credit Facility and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan
Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

         8.2. The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Banks and Agent and their successors and assigns; provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

         8.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

         8.4. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         IN WITNESS WHEREOF, Borrower, Banks, and Agent have executed this Agreement as of the date set forth above.

                                        BORROWER:

                                        CONTINENTAL HOMES HOLDING CORP.,
                                        a Delaware corporation



                                        By:   /s/Donald R. Loback
                                           -------------------------------------
                                        Name:    Donald R. Loback
                                        Title:   Chief Executive Officer


                                        BANKS AND AGENT:

                                        BANK ONE, ARIZONA, NA, a national
                                        banking association, Individually and as
                                        Agent



                                        By: /s/Rhonda R. Williams
                                           -------------------------------------
                                        Name:  Rhonda R. Williams
                                        Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By: /s/Nicholas Whiting
                                           -------------------------------------
                                        Name:  Nicholas Whiting
                                        Title: Vice President

                                        NORWEST BANK ARIZONA, N.A.,
                                        a national banking association




                                        By: /s/Kevin Kosan
                                           -------------------------------------
                                        Name:  Kevin Kosan
                                        Title: Vice President


                                        GUARANTY FEDERAL BANK, FSB



                                        By: /s/Robert Talkington
                                           -------------------------------------
                                        Name:  Robert Talkington
                                        Title: Senior Vice President

                       CONSENT AND AGREEMENT OF GUARANTORS
                       -----------------------------------


         With respect to the First Modification Agreement, dated April 11, 1997 ("Agreement"), among CONTINENTAL HOMES HOLDING CORP., a Delaware corporation ("Borrower"), the Banks listed on the signature pages of the Agreement, and BANK ONE, ARIZONA, NA, a national banking association, as Agent, the undersigned (severally and collectively, "Guarantor") agree for the benefit of Agent and Banks as follows:

         1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty dated June 27, 1996 executed by the undersigned for the benefit of Agent and Banks, as modified herein (the "Guaranty"), and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

         2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

         3. Guarantor fully , finally, and absolutely and forever releases and discharges Agent and Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity that Guarantor has or in the future may have, (i) in respect of the Credit Facility, the Loan Documents, the Guarantor Documents, or the actions or omissions of Agent or any Bank in respect of the Credit Facility, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof and which are known to Guarantor.

         4. Guarantor agrees that all references, if any, to the Notes, the Credit Agreement, and any other Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

         5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the
Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

         6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

         7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

         8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Agent.

         9. Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Guarantor Documents as modified herein. The execution and delivery of this Agreement and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Agreement has been duly executed and delivered on behalf of Guarantor.

         DATED as of the date of the Agreement.

                                        GUARANTORS:
                                        -----------

                                        ACHETER, INC., a Texas corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:    Donald R. Loback
                                        Title:   President

                                        CH   MORTGAGE   COMPANY,    a   Colorado
                                        corporation



                                        By: /s/Christina M. Monkewicz
                                           -------------------------------------
                                        Name:  Christina M. Monkewicz
                                        Title: Treasurer


                                        CHI CONSTRUCTION COMPANY, an Arizona corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        CHI    FINANCE    CORP.,    an   Arizona
                                        corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: President


                                        CONTINENTAL   HOMES,  INC.,  a  Delaware
                                        corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Chief Executive Officer

                                        CONTINENTAL  HOMES OF FLORIDA,  INC.,  a
                                        Florida corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        CONTINENTAL  HOMES  OF  TEXAS,  INC.,  a
                                        Texas corporation



                                        By: /s/W. Thomas Hickcox
                                           -------------------------------------
                                        Name:  W. Thomas Hickcox
                                        Title: Vice President


                                        CONTINENTAL   RANCH,  INC.,  a  Delaware
                                        corporation  formerly  known  as  RANCHO
                                        CARILLO, INC.



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        KDB HOMES, INC., a Delaware corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President

                                        L & W INVESTMENTS INC., a California corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        MILBURN   INVESTMENTS,   INC.,  a  Texas
                                        corporation



                                        By: /s/W. Thomas Hickcox
                                           -------------------------------------
                                        Name:  W. Thomas Hickcox
                                        Title: Vice President


                                        MILTEX   MANAGEMENT,   INC.,   a   Texas
                                        corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        MILTEX   MORTGAGE   OF   TEXAS   LIMITED
                                        PARTNERSHIP, a Texas limited partnership

                                        BY:  MILTEX  MANAGEMENT,  INC.,  a Texas
                                        corporation, General Partner


                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President

                                        R.O.S. CORPORATION, a Texas corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        SETTLEMENT    CORPORATION,    a    Texas
                                        corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        TRAVIS COUNTY TITLE COMPANY, a Texas corporation



                                        By: /s/Donald R. Loback
                                           -------------------------------------
                                        Name:  Donald R. Loback
                                        Title: Vice President


                                        Address:  7001  North  Scottsdale  Road,
                                        Suite 2050,  Scottsdale,  Arizona  85253
                                                     Attention: Julie E. Collins

                                   SCHEDULE 1

                         Payment and Notice Instructions
                         -------------------------------


Payment Instructions:
---------------------

Name of Bank:     Guaranty Federal Bank, F.S.B.
Bank Tax I.D.:    74-2511478
City:             Austin
ABA Number:       314-970-664
Account Name:     194070-80862 Residential Lending-Wire Suspense
Reference:        Continental Homes

Notice Instructions:
--------------------

         A.       Credit/Business Matters:

                  Name:    Randall S. Reid
                  Address:          8333 Douglas Avenue, 10th Floor
                                    Dallas, TX 75225
                  Telephone:        214-360-2735
                  Fax:              214-360-1661

         B.       Operational/Administration:

                  Name:    Martha S. Fleming
                  Address:          8333 Douglas Avenue, 2nd Floor
                                    Dallas, TX 75225
                  Telephone:        214-360-8905
                  Fax:              214-360-4854

         C.       Legal Matters:

                  Name:    Jim Markus - Winstead, Sechrest & Minick P.C.
                  Address:          5400 Renaissance Tower, 1201 Elm Street
                                    Dallas, TX 75270-2199
                  Telephone:        214-745-5400
                  Fax:              214-745-5390